UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 28, 2012

WIRECO WORLDGROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174896	27-0061302
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 NW Ambassador Drive, Kansas City, MO 64163
(Address of principal executive offices and zip code)

(816) 270-4700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On September 28, 2012, WireCo WorldGroup Inc. (the “Company”) entered into new employment term sheets with each of Ira Glazer, the Company’s President and Chief Executive Officer, Eric Bruder, the Company’s Executive Vice President and Chief Operations Officer and J. Keith McKinnish, the Company’s Senior Vice President and Chief Financial Officer.  In addition, Messrs. Glazer, Bruder and McKinnish were granted stock options with respect to 25,600, 11,520 and 7,680 shares of WireCo WorldGroup (Cayman) Inc. common stock, respectively.

Employment Term Sheets

Mr. Glazer’s employment term sheet (the “Glazer Term Sheet”) has a term of one year, with automatic annual renewals, unless either party gives notice of its intention not to renew.  The Glazer Term Sheet provides for an annual base salary of $1,000,000, continued participation in the CEO Bonus Plan for Fiscal Year 2012 and Beyond and participation in employee benefits made available to senior executives of the Company generally.  Upon a termination of employment without “cause” or a resignation for “good reason” that is not in connection with a “change in control” (as each such term is defined in the Glazer Term Sheet), Mr. Glazer is entitled to, subject to his execution and non-revocation of a release in a form satisfactory to the Company (the “Release”), salary continuation for 18 months following the termination of employment.  In the event that Mr. Glazer’s employment is terminated without cause or he resigns for good reason during the two-year period following a change in control, Mr. Glazer is entitled to, subject to his execution and non-revocation of a Release, 18 months of salary continuation following the termination of employment and a lump sum cash payment equal to the sum of (i) 18 months of Mr. Glazer’s base salary and (ii) three times the average annual bonus paid to Mr. Glazer in respect of the two fiscal years preceding the year of the change in control and continued access (fully paid by Mr. Glazer) to medical benefits for Mr. Glazer and his spouse until each has turned age 65.

Mr. Glazer is also subject to non-compete and non-solicitation of employee covenants while he is employed by the Company and for the 18-month period following termination of employment.

Mr. Bruder’s employment term sheet (the “Bruder Term Sheet”) has a term of one year, with automatic annual renewals, unless either party gives notice of its intention not to renew.  The Bruder Term Sheet provides for an annual base salary of $480,000, continued participation in the Company’s EBITDA Plan and participation in employee benefits made available to senior executives of the Company generally.  Upon a termination of employment without “cause” or a resignation for “good reason” that is not in connection with a “change in control” (as each such term is defined in the Bruder Term Sheet), Mr. Bruder is entitled to, subject to his execution and non-revocation of a Release, a lump sum cash payment equal to one times Mr. Bruder’s annual base salary.  In the event that Mr. Bruder’s employment is terminated without cause or he resigns for good reason during the two-year period following a change in control, Mr. Bruder is entitled to, subject to his execution and non-revocation of a Release, a lump sum cash payment equal to the product of 1.5 times the sum of (i) Mr. Bruder’s annual base salary and (ii) the average annual bonus paid to Mr. Bruder in respect of the two fiscal years preceding the year of the change in control and continued access (fully paid by Mr. Bruder) to medical benefits for Mr. Bruder and his spouse until each has turned age 65.

Mr. Bruder is also subject non-compete and non-solicitation of employee covenants while he is employed by the Company and for the 12-month period following termination of employment.

Mr. McKinnish’s employment term sheet (the “McKinnish Term Sheet”) has a term of one year, with automatic annual renewals, unless either party gives notice of its intention not to renew.  The McKinnish Term Sheet provides for an annual base salary of $375,000, continued participation in the Company’s EBITDA Plan and participation in employee benefits made available to senior executives of the Company generally.  Upon a termination of employment without “cause” or a resignation for “good reason” that is not in connection with a “change in control” (as each are defined in the McKinnish Term Sheet), Mr. McKinnish is entitled to, subject to his execution and non-revocation of a Release, a lump sum cash payment equal to one-half of Mr. McKinnish’s annual base salary.  In the event that Mr. McKinnish’s employment is terminated without cause or he resigns for good reason during the two-year period following a change in control, Mr. McKinnish is entitled to, subject to his execution and non-revocation of a Release, a lump sum cash payment equal to one times the sum of (i) Mr. McKinnish’s annual base salary and (ii) the average annual bonus paid to Mr. McKinnish in respect of the two fiscal years most immediately preceding the year of the change in control and continued access (fully paid by Mr. McKinnish) to medical benefits for Mr. McKinnish and his spouse until each has turned age 65.

Mr. McKinnish is also subject to non-compete and non-solicitation of employee covenants while he is employed by the Company and for the 18-month period following termination of employment.

The foregoing summary is qualified in its entirety by reference to the Glazer Term Sheet, the Bruder Term Sheet and the McKinnish Term Sheet, respectively, a copy of each of which is attached hereto as Exhibit 10.1(a), Exhibit 10.1(b), Exhibit 10.2 and Exhibit 10.3 are each incorporated herein by reference.

Stock Option Grant

On September 28, 2012, Messrs. Glazer, Bruder and McKinnish were granted stock options pursuant to the WireCo WorldGroup (Cayman) Inc. 2008 Long Term Incentive Plan (“LTIP”), with respect to 25,600, 11,520 and 7,680 shares of WireCo WorldGroup (Cayman) Inc. common stock, respectively.  The stock options were granted with a per share exercise price equal to the “fair market value” (as defined in the LTIP) of WireCo WorldGroup (Cayman) Inc. common stock on the date of grant and vest in five equal 20% installments on each of the first five anniversaries of  the date of grant.  The vesting of the stock options partially accelerate upon certain “liquidity events” (as defined in the Option Award Agreement under the LTIP) and certain terminations of employment in connection with such liquidity events.

Item 9.01        Financial Statements and Exhibits

(d)           Exhibits

10.1(a)	Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and Ira Glazer.

10.1(b)	Amendment to the Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and Ira Glazer.

10.2	Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and Eric Bruder.

10.3	Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and J. Keith McKinnish.

10.4(a)	WireCo WorldGroup (Cayman) Inc. 2008 Long Term Incentive Plan.

10.4(b)	Form of Option Award Agreement under the WireCo WorldGroup (Cayman) Inc. 2008 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WireCo WorldGroup Inc.

Date: October 2, 2012	By:	/s/ J. Keith McKinnish
J. Keith McKinnish,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                      Exhibit

10.1(a)	Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and Ira Glazer.

10.1(b)	Amendment to the Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and Ira Glazer.

10.2	Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and Eric Bruder.

10.3	Employment Term Sheet, dated as of September 28, 2012, between WireCo WorldGroup Inc. and J. Keith McKinnish.

10.4(a)	WireCo WorldGroup (Cayman) Inc. 2008 Long Term Incentive Plan.

10.4(b)	Form of Option Award Agreement under the WireCo WorldGroup (Cayman) Inc. 2008 Long Term Incentive Plan.